EXHIBIT 10.5



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                                  EXHIBIT 10.5

                    CONFIDENTIAL MATERIALS OMITTED AND FILED
                         SEPARATELY WITH THE SECURITIES
                            AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS.

                                                                      EXECUTION
                                                                        4/18/02

  NOTE: THIS AGREEMENT CONTAINS CONFIDENTIAL & PROPRIETARY INFORMATION AND MAY
   NOT BE DISCLOSED WITHOUT THE CONSENT OF BOTH PARTIES OR AS REQUIRED BY LAW.

                     AMENDED AND RESTATED GUARANTY AGREEMENT
                                     BETWEEN
                     THE EDUCATION RESOURCES INSTITUTE, INC.
                                       AND
                         BANK ONE, NATIONAL ASSOCIATION

         This Amended and Restated Guaranty Agreement (this "Agreement") is made as of the Conversion Date (as defined below), by and between The Education Resources Institute, Inc. ("TERI"), a private non-profit corporation organized under Chapter 180 of the Massachusetts General Laws with its principal place of business at 330 Stuart Street, Boston, Massachusetts 02116, and Bank One, National Association ("Bank One"), a national banking association organized under the laws of the United States and having its principal place of business located at 100 East Broad Street, Columbus, Ohio 43215.

         WHEREAS, Bank One has established the EDUCATION ONE K-12 Loan Program, the EDUCATION ONE Continuing Education Loan Program, the EDUCATION ONE Undergraduate Loan Program, and EDUCATION ONE Graduate Loan Program (collectively, the "Program") to assist students and parents in financing the cost of education at private elementary and secondary schools and at various institutions of higher education; and

         WHEREAS, pursuant to agreements between Bank One and The First Marblehead Corporation ("FMC"), Bank One will originate loans conforming to the Program ("Loans"); and

         WHEREAS, pursuant to such agreements between Bank One and FMC, FMC has agreed to purchase or to cause to be formed one or more special purpose business trusts or other entities (each an "SPE") to purchase promissory notes evidencing Loans following origination; and

         WHEREAS, TERI is in the business of providing financial assistance in the form of loan guaranties to and on behalf of students enrolled in programs of education and their parents at TERI-approved schools; and

         WHEREAS, Bank One is willing to make Loans to eligible Borrowers under the Program, and TERI is willing to guaranty the payment of principal and interest against the Borrowers' default or certain other events as more fully described below, in accordance with the terms and conditions set forth in this Agreement; and

         WHEREAS Bank One and TERI entered a Guaranty Agreement dated April 30, 2001 ("Old Guaranty Agreement"), and the parties wish to amend and restate the Old Guaranty Agreement by their entry into this Amended and Restated Guaranty Agreement to take effect as of the Conversion Date; and

         WHEREAS the parties intend that this Amended and Restated Guaranty Agreement supersedes and replaces the Old Guaranty Agreement in its entirety and that the guaranty of any and all Loans for applications received under the Program on or after the Conversion Date, will be made under the terms and conditions of this Amended and Restated Guaranty Agreement and not under the Old Guaranty Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, TERI and Bank One agree as follows:

Section 1:        DEFINITIONS

As used in this Agreement the following terms shall have the following meanings:

1.1 "Agent" shall mean State Street Bank & Trust Company, its successors and assigns, in its capacity as Agent under the Deposit and Security Agreement among TERI, said State Street Bank & Trust Company, Bank One, and The First Marblehead Corporation, of even date herewith, as amended.

1.2 "Borrower" shall mean the person, or all persons collectively, including all students, cosigners, co-borrowers, guarantors, endorsers, and accommodation parties, who execute a Promissory Note individually or, in the case of multiple Borrowers, severally and jointly, for the purpose of obtaining funds from Bank One under the Program.

1.3 "Conversion Date" means the date on which TERI begins accepting applications on the new application/promissory note forms attached hereto for program codes EOP1IM, EOTUDP, EOTUIM, EOTUIO, EOTGDF, and EOTCDF. That date shall be May 13, 2002, unless TERI notifies Bank One in writing prior to May 13, 2002, of a different date, which date shall in no event be later than May 27, 2002.

1.4 "Due Diligence" shall mean the utilization by Bank One of policies, practices and procedures in the origination, servicing and collection of Loans that comply with the standards set forth in the Program Guidelines and with the requirements of federal and state law and regulation.

1.5      "Guaranty Event" shall mean any of the following events:

         a. failure of the Borrower to make monthly principal and/or interest payments on a Loan when due, provided such failure persists for a period of one hundred fifty (150) consecutive days,



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



         b. the filing of a petition in bankruptcy with respect to the Borrower, or

         c.       the death of the Borrower.

         For Loans on which the Borrower is two or more persons, none of the above, with the exception of paragraph b, is a Guaranty Event unless one or more such events shall have occurred with respect to all such persons. The foregoing notwithstanding, if a Borrower files a petition in bankruptcy pursuant to Chapter 7 of the U.S. Bankruptcy Code and does not seek a discharge of the affected Loan(s) under 11 U.S.C. ss.523(a)(8)(B) of the U.S. Bankruptcy Code, Bank One at TERI's request will withdraw its guaranty claim unless or until one of the other Guaranty Events shall have occurred with respect thereto.

1.6 "Loan" shall mean a loan of funds, including all disbursements thereof, made by Bank One under the Program.

1.7 "Note Purchase Agreement" means the amended and restated agreement of that name between Bank One and FMC dated as of May 1, 2002, as amended from time to time.

1.8 "Pledged Account" shall mean the account held by the Agent pursuant to the Deposit and Security Agreement dated April 30, 2001, among TERI, FMC, the Agent, and Bank One, as amended.

1.9 "Program Guidelines" shall mean the (i) Underwriting, Origination and Loan Term Guidelines for EDUCATION ONE K-12 Loan Program, EDUCATION ONE Undergraduate Loan Program, EDUCATION ONE Graduate Loan Program, and EDUCATION ONE Continuing Education Loan Program, a copy of which is attached hereto as Exhibit A; (ii) the TERI Servicing Guidelines, a copy of which is attached hereto as Exhibit B; and (iii) the Promissory Notes, and all changes thereto as provided in Section 7 hereof. The Program Guidelines are hereby incorporated in this Agreement by reference and made a part hereof.

1.10 "Promissory Note" shall mean a promissory note executed by a Borrower evidencing a Loan, on forms in the Program Guidelines attached hereto or as approved pursuant to Section 3.2 below.

Section 2:        GUARANTEE OF LOANS

2.1 TERI hereby guarantees to Bank One, unconditionally except as set forth in Section 2.2 below, the payment of 100% of the principal of and accrued interest on every Loan as to which a Guaranty Event has occurred. "Accrued interest" shall mean interest accrued and unpaid to the date of payment in full by TERI, less any interest that shall have accrued after the filing of a claim for guaranty payment submitted to TERI by Bank One but before TERI shall have received all the documentation necessary to process the guaranty claim as set forth in the Program Guidelines. TERI will use all reasonable efforts to make payment on its guaranty within sixty (60) days, and will in any event make payment within ninety (90) days, of receipt of a demand from Bank One stating the name of the Borrower and the type of Guaranty Event that has occurred accompanied by the full claim documentation required in the Program Guidelines.

2.2      TERI's guaranty is conditioned upon the following:

         a. Bank One must have filed its claim for guaranty payment within the time period and following the procedures specified in the Program Guidelines.

         b. Bank One and its predecessors in interest must at all times have exercised Due Diligence with respect to the Loan (or shall have cured any failure to exercise Due Diligence under the reinstatement provisions in Section 2.4 hereof and the Program Guidelines), and must have complied with all other material requirements of the Program Guidelines applicable to the Loan.

         c. Bank One shall have paid to TERI the Initial Guaranty Fee (as defined in Section 3.3.a below) for the Loan in question, and shall have paid to the Agent, either directly or through its origination agent, any Subsequent Guaranty Fee (as defined in Section 3.3.b below) for the Loan in question which is due and payable as provided in Section 3.3.b below.

         d. TERI must have received from Bank One the original Promissory Note, or a lost note affidavit or other acceptable and admissible evidence of the Loan, enforceable against the Borrower (except as provided in this Section 2.2(d) and in Section 2.3 below), endorsed to TERI in such manner as to transfer to TERI all rights in and title to such Promissory Note and Loan, and to Bank One's knowledge free and clear of all liens and encumbrances, and of all defenses, counterclaims, offsets, and rights of rescission that might be raised by the Borrower. Submission of a claim to TERI shall constitute Bank One's certification that the conditions of 2.2.b. and 2.2.d. have been met, and TERI is entitled to rely on such certification.

         Subsections 2.2.b. and 2.2.d above notwithstanding, if a Loan submitted for guaranty was originated by TERI on behalf of Bank One pursuant to a Loan Origination Agreement between the parties, (i) TERI will not deny Bank One's guaranty claim on such Loan to the extent the basis for denial is a violation of the Program Guidelines, a violation of Massachusetts or federal law committed by TERI in the origination process, or a violation of other law that would have been avoided had TERI followed procedures for compliance with such law stipulated by Bank One pursuant to Section 8(b) of the Loan Origination Agreement, and (ii) TERI will have no recourse against Bank One in the event that TERI's actions or omissions in the origination process (other than (A) its use of certain forms to comply with law other Massachusetts or federal law, or (B) actions or omissions stipulated by Bank One pursuant to said Section 8(b) of the Loan Origination Agreement), shall have given rise to a defense in favor of the Borrower in a suit on the Promissory Note or Loan.

2.3 TERI's guaranty obligation with respect to any Loan shall not be terminated or otherwise affected or impaired (i) by Bank One's granting an extension to the Borrower of time to make scheduled payments, or by any other indulgence Bank One may grant to the Borrower, provided that all extensions and other indulgences meet the forbearance standards and other requirements of the Program Guidelines; or, Section 2.2.d above notwithstanding, (ii) because of any fraud in the execution of the Promissory Note, (iii) because of any illegal or improper acts of the Borrower, (iv) because the Borrower may be relieved of liability for such Loan due to lack of contractual capacity or any other statutory exemption.

2.4 If TERI properly denies Bank One's claim on any Loan on the grounds of Due Diligence deficiencies, Bank One may thereafter require that TERI reinstate the guaranty of such Loan if (a) Bank One corrects such deficiencies and receives three (3) consecutive full on-time monthly payments from the Borrower, according to any schedule permitted by the Program Guidelines, and if at the time of Bank One's request the Borrower is within sixty (60) days of being current on all principal and interest payments on such Loan, or (b) Bank One satisfies any other method of cure set forth in the Program Guidelines.

2.5 TERI's guaranty hereunder is a continuing and absolute guaranty of payment and not merely of collection, covering Loans made in accordance herewith either (i) prior to termination of this Agreement, or (ii) based upon applications received by Bank One prior to such termination; and shall not affect TERI's obligations to Bank One then existing, whether direct or indirect, absolute or contingent, then due or thereafter to become due.

2.6 TERI agrees not to exercise any right of subrogation, reimbursement, indemnity, contribution or the like against the Borrower of any Loan unless and until all TERI's obligations under this Agreement with respect to such Loan have been satisfied in full, except to the extent that it is deemed a valid claimant as a contingent creditor, for example, under Title 11 of the United States Code (the "Bankruptcy Code"), or applicable state law.

2.7 During the term of this Agreement, TERI agrees to adhere to Bank One Information Security Standards attached hereto as Exhibit E. Notwithstanding any other provision of this Agreement, TERI shall permit Bank One to audit its operations for compliance with the Information Security Standards, upon reasonable notice from Bank One.

2.8 TERI will permit Bank One, any duly designated representative of Bank One, or any governmental body having jurisdiction over Bank One (subject to written notice being provided to TERI by Bank One identifying the requesting party and the date of the review), to examine and audit TERI's books and records, systems, controls, processes and procedures related to the Loans, at any time during TERI's regular business hours, provided that in the case of examinations by Bank One or its representative absent good cause (i) TERI must be given ten (3) business days' prior written notice and,
         (ii) no more than two such audits may be conducted with respect to any twelve-month period or will take place in any twelve-month period. In no event will any audit be performed during



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         July, August, September, or October in any year except at the request of a regulatory authority having jurisdiction over Bank One. Regulatory agencies can have access to TERI's books and records, systems, controls, processes and procedures when they deem necessary without prior notice. TERI will also provide Bank One with a copy of its audited financial statement or other third party audits within ten (10) days of same becoming available. Notwithstanding any other provision of this Agreement, TERI shall permit Bank One to audit its operations for compliance with the Information Security Standards, upon reasonable notice from Bank One.

2.9 If TERI should violate any material term of this Agreement, it will be liable to Bank One for all loss, cost, damage, and expense sustained by Bank One as a result. TERI will indemnify Bank One and hold it harmless from and against any loss, cost, damage and expense that Bank One may suffer as a result of claims arising out of TERI's actions or omissions relative to Bank One's participation in the Program. "Expense" includes, without limitation, Bank One's reasonable attorney's fees. TERI will further indemnify Bank One and hold it harmless from and against any claim brought against Bank One by any Borrower or third party based on actions or omissions of Bank One that were consistent with the Program Guidelines. The foregoing notwithstanding, TERI will not be liable to Bank One under any provision of this Agreement for special or consequential damages including but not limited to lost profits, even if advised in advance of the possibility of such damages, or for exemplary or punitive damages, provided that such exclusions shall not apply to the indemnification against an award of such damages pursuant to a third party claim.

2.10 Although Bank One agrees not to use any loan servicer not approved by TERI, Bank One acknowledges that TERI's approval of a servicer is in no way an endorsement of such servicer and that TERI shall have no liability to Bank One for any losses arising from such servicer's failure to comply with Due Diligence or the Program Guidelines or applicable law, nor shall TERI be required to honor any claim submitted by such servicer if the claim does not comply with the requirements of this Agreement.

2.11. This Amended and Restated Guaranty Agreement supersedes and replaces the Old Guaranty Agreement and all amendments thereto in their entirety and the guaranty of any Loans for which applications are received on or after the Conversion Date will be made under the terms and conditions of this Amended and Restated Guaranty Agreement and not under the Old Guaranty Agreement; provided, however, that the Third Amendment to Program Agreements, dated November 1, 2001, remains in full force and effect. The Old Guaranty Agreement shall continue to govern the guaranty of Loans for which applications are received prior to the Conversion Date.

Section 3:        OBLIGATIONS OF THE LENDER

3.1 In originating, servicing, disbursing, and collecting Loans, Bank One will comply, and cause its servicer and others acting on its behalf to comply with all applicable requirements of federal and state laws and regulations.



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3.2      Bank One will use Promissory Notes, Loan applications, disclosure statements, and other forms to which the parties may agree from time to time in written, faxed, or e-mailed communications or documents. The forms of application and Promissory Note attached as part of the Program Guidelines, and the form of disclosure statement attached hereto as part of the Program Guidelines, are agreed to be satisfactory to both parties. Without limiting the generality of Section 3.1, Bank One warrants the conformity of such instruments and any agreed successors thereto with all applicable and material legal requirements, other than those of federal and Massachusetts law and regulation.

3.3 Bank One will pay a guaranty fee for each Loan (the "Guaranty Fee") as follows:

         a. At the time of each disbursement of the Loan, Bank One will promptly remit to TERI [**] percent ([**]%) of the principal amount of Loan disbursed (the "Initial Guaranty Fee").

         b. At such times as are set forth in Schedule 3.3 attached hereto and incorporated herein by reference, Bank One will remit to the Agent, or cause TERI as originating agent to remit to the Agent, for deposit in the Pledged Account, such additional fees as are set forth in Schedule 3.3 ("Subsequent Guaranty Fee"). In the event that a Guaranty claim is made with respect to a Loan before a Subsequent Guaranty Fee is scheduled to be paid by Bank One, for such Loan, the Subsequent Guaranty Fee shall become immediately due and payable. In the event that a loan is prepaid in full prior to the date that a Subsequent Guaranty Fee is scheduled to be paid Bank One for such Loan, the Subsequent Guaranty Fee shall nevertheless become due and payable at the time that would have applied if such prepayment had not occurred. For example, if a Subsequent Guaranty Fee is due at the time of a Securitization Transaction and a Loan is prepaid before it is eligible for Securitization, then the Subsequent Guaranty Fee with respect to such Loan shall become due at the first Securitization Transaction when such Loan would have been eligible for inclusion, had prepayment not occurred.

         c. Anything in the Program Guidelines to the contrary notwithstanding, if Bank One is required under the terms of a Promissory Note to refund all or part of the fees collected from the Borrower, all or part of which are used to pay the Guaranty Fee, to a Borrower, TERI will refund all or part of the Initial Guaranty Fee and the Agent will refund all or part of any Subsequent Guaranty Fee it has received to Bank One upon being so advised in writing.

         Failure to remit a Guaranty Fee within thirty (30) days of the time set forth above will not be a breach of this Agreement but will vitiate TERI's guaranty of the Loan concerned.

3.4 If TERI shall have purchased a Loan due to the occurrence or alleged occurrence of a Guaranty Event described in Section 1.5.a and/or 1.5.b above, Bank One will promptly repurchase such Loan from TERI, (i) if TERI succeeds, after purchase, in obtaining from the Borrower three full consecutive on-time monthly payments, according to any schedule permitted by the Program Guidelines, provided that on the date of TERI's notice



                                       7
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         to repurchase, the Borrower is within thirty (30) days of being current on his or her payments on such Loan; provided that this repurchase obligation may be invoked by TERI only once as to any Loan; or (ii) subject to Section 2.3 and the last sentence of 2.2 above, if TERI should determine that the Loan does not meet the conditions set forth in subsections (b), (c) and (d) of Section 2.2 above.

3.5 All to the extent permitted by applicable law, Bank One will deliver to TERI such reports, documents, and other information concerning the Loans as Bank One receives from TERI in its capacity as originator of the Loan and from the Servicer and permit independent auditors or authorized representatives of TERI, and permit governmental agencies, if any, having regulatory authority over TERI, to have access to the operational and financial records and procedures directly applicable to Loans and to Bank One's participation in the Program.

3.6 If Bank One should violate any material term of this Agreement, it will be liable to TERI for all loss, cost, damage, and expense sustained by TERI as a result. Bank One will indemnify TERI and hold it harmless from and against all loss, cost, damage, and expense that TERI may suffer as a result of claims arising out of Bank One's actions or omissions relative to Bank One's participation in the Program unless such actions or omissions are in compliance with this Agreement. Bank One will similarly indemnify TERI with respect to any defenses arising from Bank One's violation of or failure to comply with any material law, regulation, or order, or any term of this Agreement, that may be raised by a Borrower to any suit upon a Promissory Note or Loan. "Expense" includes, without limitation, TERI's reasonable attorney's fees. The foregoing notwithstanding, Bank One will not be liable to TERI under any provision of this Agreement for special or consequential damages including but not limited to lost profits, even if advised in advance of the possibility of such damages, or for exemplary or punitive damages, provided that such exclusions shall not apply to the indemnification against an award of such damages pursuant to a third party claim.

Section 4:        INTENTIONALLY OMITTED

Section 5:        REPRESENTATIONS AND WARRANTIES

5.1 Each party represents and warrants to the other that its execution, delivery and performance of this Agreement are within its power and authority, have been authorized by proper proceedings, and do not and will not contravene any provision of law or such party's organization documents or by-laws or contravene any provision of, or constitute an event of default or an event which, with the lapse of time or with the giving of notice or both, would constitute an event of default, under any other agreement, instrument or undertaking by which such party is bound. Each party represents and warrants that it has and will maintain in full force and effect all licenses required under applicable state, federal, local or other law for the conduct of all activities contemplated by this Agreement and comply with all requirements of such applicable law relative to its licenses and the conduct of all activities contemplated by this Agreement. This Agreement and all of its terms and provisions are and shall remain the legal and binding



                                       8
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         obligation of the parties, enforceable in accordance with its terms subject to bankruptcy and insolvency laws. The warranties given herein shall survive any termination of this Agreement.

5.2 The parties acknowledge that TERI is not an insurer or reinsurer and Bank One expressly waives all claims it might otherwise have under applicable law were TERI to be held by any court or regulatory agency to be acting as an insurer or reinsurer hereunder. The only obligations of TERI to Bank One shall be those expressly set forth herein.

Section 6:        MISCELLANEOUS

6.1 Neither party is or will hold itself out to be the agent, partner, or joint venturer of the other party with regard to any transaction under or pursuant to this Agreement.

6.2 Each party's respective rights, remedies, powers, privileges, and discretions ("Rights and Remedies") shall be cumulative and not exclusive. No delay or omission by either party in exercising or enforcing any of its Rights and Remedies shall operate as to constitute a waiver of them. No waiver by a party of any default under this Agreement shall operate as a waiver of any subsequent or other default under this Agreement. No single or partial exercise by a party of any of its Rights and Remedies shall preclude the other or further exercise of such Rights and Remedies. No waiver or modification by a party of the Rights and Remedies on any one occasion shall be deemed a continuing waiver. A party may exercise its various Rights and Remedies at such time or times and in such order of preference as it in its sole discretion may determine.

6.3 This Agreement represents the entire understanding of the parties with respect to the subject matter hereof. This Agreement, together with any contemporaneous contract concerning credit analysis or other loan origination functions, supersedes all prior communications whatsoever between the parties relative in any way to Loans or Bank One's participation in the Program. This Agreement may be modified only by written agreement of the parties hereto, except as may otherwise be set forth herein.

6.4 Any determination that any provision of this Agreement is invalid, illegal, or unenforceable in any respect shall not affect the validity, legality, or enforceability of such provision in any other instance and shall not affect the validity, legality, or enforceability of any other provision of this Agreement.

6.5 Throughout the term of this Agreement, TERI shall maintain a disaster recovery plan and the capacity to execute such plan. On an annual basis, and upon request by Bank One, TERI shall provide Bank One with an executive summary of TERI's most current disaster recovery plan and a detailed description of the disaster recovery plan test results. Upon the occurrence of any disaster requiring use of TERI's disaster recovery plan, TERI shall promptly notify Bank One of same, and TERI shall provide to Bank One equal access as TERI's other customers in the provision of the Services contemplated by this Agreement. Bank One shall forward to TERI a copy of any disaster recovery plan provided to Bank One by the servicer or any notice of the occurrence of a disaster by the servicer, consistent with the permission granted in the agreement between Bank One and the servicer to provide such information to TERI. Subject to the foregoing, no party hereto shall be responsible for, or in breach of this Agreement if it is unable to perform as a result of delays or failures due to any cause beyond its control, howsoever arising, and not due to its own act or negligence and that cannot be overcome by the exercise of due diligence. Such causes shall include, but not be limited to, labor disturbances, riots, fires, earthquakes, floods, storms, lightning, epidemics, wars, civil disorder, hostilities, expropriation or confiscation of property, failure or delay by carriers, interference by civil and military authorities whether by legal proceeding or in fact and whether purporting to act under some constitution, decree, law or otherwise, acts of God and perils of the sea.

6.6 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws provisions thereof.

6.7 This Agreement will be binding on the parties' respective successors and assigns. It may not be assigned by either party without the other's written consent, which will not be unreasonably withheld, provided that: (a) Bank One may assign any Loan, together with the provisions hereof as applicable to such Loan, to FMC or any SPE; and (b) TERI may sub-contract any administrative obligations necessary or convenient to TERI to perform its obligations hereunder to FMC or any subsidiary or affiliate of FMC, so long as such sub-contractor shall be obligated to comply with this Agreement and so long as TERI is not relieved of any obligation as result of the sub-contracting; and (c) Bank One may assign its rights and obligations under this Agreement to any of its Affiliates that is a national banking association or state-chartered bank having the legal power and right under applicable law (including, without limitation, usury law in the State where it is located) to make educational loans conforming to the Program Guidelines to borrowers located in all states and territories of the United States.

6.8 Notice for any purpose hereunder may be given by any means requiring receipt signature, or by facsimile transmission confirmed by first class mail.

6.9 Notice for any purpose hereunder may be given by any means requiring receipt signature, or by facsimile transmission confirmed by first class mail. In the case of TERI, notices should be sent to its President, and if by fax, to (617) 451-9425, or to its Senior Vice President-Loan Programs, Fax No. (617) 422-8880. In the case of Bank One, notices should be sent to the following:

         Bank One, N.A.
         Myra Busch Goetz
         Vice President
         1111 Polarais Parkway
         OH1-0246
         Columbus, OH 43240
         Fax No.: 614 217-5781

         With a copy to:



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



         Education One Group
         11100 USA Parkway
         Indianapolis, Indiana 46038
         Attn: Joseph F. Sergi
         Fax No.: 317-578-6082

         Either party may from time to time change the person, address or fax number for notice purposes by formal notice to the other party.

6.10 The name of EDUCATION ONE and the loan product designated as EDUCATION ONE shall at all times be the sole property of Bank One, subject to any license granted by Bank One, and TERI shall acquire no interest in such name by virtue of this Agreement. During the term of this Agreement, however, Bank One shall use the EDUCATION ONE trademark and service mark only for Loans guaranteed hereunder.

6.11 This Agreement contains the entire understanding of the parties relating to this subject matter. It will be binding on and inure to the benefit of the parties' respective successors and assigns, provided that it may not be assigned by either party without the other's prior consent. Bank One may assign its interests in this Agreement (i) as it concerns any Loan originated hereunder, to any entity to which it assigns such Loan permissibly under the Guaranty Agreement, or (ii) to any of its affiliates or subsidiaries without consent; however, Bank One must notify TERI, in writing, of the assignment at least thirty days prior to the transfer.

6.12 TERI recognizes and hereby expressly agrees that this Agreement in no way prohibits Bank One from making education loans not guaranteed hereunder so long as, during the term of this Agreement, such loans are not marketed or made under the EDUCATION ONE trademark and service mark. Subject to such trademark and service mark restriction, Bank One retains the ability to contact, negotiate terms with, and enter into contracts with any other third party, including any competitor of TERI, at any time, without notice to TERI, and without incurring liability therefor.

6.13 Each party's respective rights, remedies, powers, privileges, and discretion's ("Rights and Remedies") will be cumulative and not exclusive. No delay or omission by either party in exercising or enforcing any of its Rights and Remedies will operate as or constitute a waiver of them. No waiver by a party of any default under this Agreement will operate as a waiver of any subsequent or other default under this Agreement. No single or partial exercise by a party of any of its Rights and Remedies will preclude the other or further exercise of such Rights and Remedies. No waiver or modification by a party of the Rights and Remedies on any one occasion will be deemed a continuing waiver. A party may exercise its various Rights and Remedies at such time or times and in such order of preference as it in its sole discretion may determine.

6.14 This Agreement may be modified only by written agreement of the parties hereto, except as may otherwise be set forth herein.

6.15 If any provision of this Agreement is declared or found to be illegal, unenforceable or void, then both parties shall be relieved of all obligations arising under such provision, but only to the extent that such provision is illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objective.

6.16 Should TERI outsource or subcontract some or all of its administrative functions, no such outsourcing or subcontracting shall relieve TERI of it obligations under this Agreement. TERI will advise Bank One in writing of any outsourcing or subcontracting that would alter the manner in which, or the person(s) to whom, communications concerning originations should be made.

6.17 TERI shall not use any trade name, trademark, service mark, or any other information which identifies Bank One or EDUCATION ONE in TERI's sales, marketing, publicity activities, including but not limited to, interview with representatives of any written publication, television station or network, or radio station or network, without the prior written consent of Bank One Corporate Communication Department or a designated agent of Bank One.

Section 7:        CHANGES TO PROGRAM GUIDELINES

The parties agree that the Program Guidelines will need to be updated and modified to respond to changed conditions from time to time. The parties intend to make such modifications in a manner that does not interfere with the ordinary advertising and origination cycle for education loans. Amendments necessary to meet state or federal regulatory requirements may be made at any time. With respect to all other changes, the parties shall exchange requests for modification of the Program Guidelines, including without limitation any requested changes to the provisions of the Program Guidelines concerning the Guaranty Fees, in the first part of the first calendar quarter of each year. Each party shall respond in writing to proposals from the other within 30 days, in writing, and both parties will attempt to resolve any differences within 30 days after receiving a response to a request. All modifications must be mutually acceptable. Any modifications approved by the parties and not requiring system adjustments by Bank One's loan servicer shall take effect within thirty (30) days after approval. Modifications requiring system adjustments by Bank One's loan servicer shall take effect as soon after approval as such servicer shall be able to adjust its systems to accept loans made on the modified terms. The parties shall use their best efforts to conclude all negotiations of proposed changes prior to May 1 of each year. The foregoing process shall not apply to modification of the Servicing Guidelines, which are subject to a modification process contained therein. Notwithstanding the foregoing, with respect to modification of note forms, applications, and related materials for prescreened marketing or other marketing campaigns, the parties may agree to supplemental forms and procedures as often as they desire. Upon approval of such forms in writing (which may include a fax or an email) by Bank One such additional forms and procedures shall be subject to the representation and warranty contained in
Section 3.2 of this Agreement.

Section 8:        TERM AND TERMINATION

8.1 The initial term of this Agreement shall commence on the Conversion Date, and shall continue through April 30, 2004. Thereafter, this Agreement shall automatically renew for successive two-year terms unless either party provides written notice of non-renewal and termination not less than ninety (90) days prior to the end of the then-current term.

8.2 In the event that the parties are unable to agree on a proposed modification to the Program Guidelines as provided in Section 7, above, the party proposing the modification shall have the option of terminating this Agreement by providing written notice of termination to the other party. Such termination will be effective on the following May 1.

8.3 To the extent permitted by applicable law, if either party should become subject to bankruptcy, receivership, or other proceedings affecting the rights of its creditors generally, this Agreement will be deemed terminated thereupon immediately without the need of notice from the other party, and the party becoming subject to such proceedings will promptly notify the other party thereof.

8.4 Any controversy or claim between the parties arising from or in connection with this Agreement or the relationship of the parties under this Agreement whether based on contract, tort, common law, equity, statute, regulation, order or otherwise, and whether arising before or after the termination of this Agreement ("Dispute") shall be resolved as follows:
                  (1) Upon written request of either party, the parties will each appoint a designated representative whose task it will be to meet for the purpose of endeavoring to resolve such Dispute.
                  (2) The designated representatives shall meet as often as the parties reasonably deem necessary to discuss the problem in an effort to resolve the Dispute without the necessity of any formal proceeding.
                  (3) Arbitration proceedings for the resolution of a Dispute may not be commenced until the earlier of (i) when the designated representatives conclude in good faith that amicable resolution through continued negotiation of the matter does not appear likely; or (ii) the expiration of the thirty (30) day period immediately following the initial request to negotiate the Dispute.

8.5 The parties acknowledge that this Agreement evidences a transaction involving interstate commerce. Any controversy or claim arising out of or relating to this Agreement, or the breach of the same, shall be settled through consultation and negotiation in good faith and a spirit of mutual cooperation under Section 8.4. However, if those attempts fail, the parties agree that any misunderstandings or disputes arising from this Agreement shall be decided by binding arbitration which shall be conducted, upon request by either party, in New York, New York, before one (1) arbitrator designated by the American Arbitration Association (the "AAA"), in accordance with the terms of the Commercial Arbitration Rules of the AAA, and, to the maximum extent applicable, the United States Arbitration Act (Title 9 of the United States Code). The arbitrator shall be required to make detailed findings of fact and conclusions of law. Notwithstanding anything herein to the contrary, either party may proceed to a court of competent jurisdiction to obtain equitable relief at any time.

8.6 If either party is in breach hereof, the other may terminate this agreement upon thirty (30) days' written notice, unless the breach is cured within that thirty-day period. If the breach is governed by
         Section 6.5 herein ("Force Majeure"), the 30-day cure period will be extended day-for-day by the number of days, not to exceed 60, that the party is prevented from performing by circumstances beyond its reasonable control.

8.7 Termination shall be prospective only and shall not affect the obligations of the parties hereto, which were incurred prior to such termination or any of the warranties and indemnities contained herein or the provisions of Section 9 below (regarding confidentiality). In no event shall Bank One be entitled to sue for specific performance of this Agreement by TERI with respect to the guaranty of Loans other than those as to which a binding commitment shall have been made prior to the sending of notice of termination of this Agreement.

Section 9:        CONFIDENTIALITY; RESTRICTIONS ON USE OF INFORMATION

9.1 TERI and Bank One each acknowledge that in the course of the operations contemplated by this Agreement, and in the course of communications relative to this Agreement, it has received and will receive information concerning the other's finances, business plans, business methods, and the like that is not generally known in the student loan industry ("Confidential Information"). Each party will respect and use all reasonable efforts to maintain the confidentiality of the other's Confidential Information unless and until such information becomes generally known through no fault of the receiving party. Without limiting the foregoing, TERI may disclose any of Bank One's Confidential Information to any entity to which TERI subcontracts its obligations under this Agreement pursuant to Section 6.7(b) hereof.

9.2 In accordance with the provisions of Title V of the Gramm-Leach-Bliley Act (the "GLB Act") and Federal Reserve Board Regulation P ("Regulation P"), TERI agrees to respect and protect the security and confidentiality of any "nonpublic personal information" (as defined in the GLB Act and Regulation P) relating to applicants for Loans and to Borrowers, including, where applicable, the restrictions on the re-use and disclosure of such information set forth in the GLB Act and Regulation P.

9.3 Without limiting the foregoing, TERI may retain as its own property and use for any lawful purpose any or all aggregated or de-identified data concerning Loan applicants and Borrowers which does not include the name, address or social security number of the Loan applicants or Borrowers. TERI may sell, assign, transfer or disclose such information to third parties including, without limitation, FMC, who may also use such information for any lawful purpose.

9.4 Both TERI and Bank One have made and will continue throughout the term of this Agreement to make available to the other party confidential and proprietary materials and information ("Proprietary Information"). Prospectively, each party shall advise the other of material and information that is confidential and/or proprietary. All material and information provided by either party to the other relating to the business, policies, procedures, customs, forms, customers and strategies of the providing party or any of its affiliates, including information previously divulged or delivered to the other party regarding the aforementioned subject matter is hereby designated as confidential and proprietary and shall be considered to be Proprietary Information. It is understood that the obligations set forth in this Section do not apply to materials or information that: (i) are already, or otherwise become, generally known by third parties as a result of no act or omission of the receiving party; (ii) subsequent to disclosure hereunder are lawfully received from a third party having the right to disseminate the information without restriction on disclosure; (iii) are generally furnished to others by the disclosing party without restriction on disclosure; (iv) were already known by the receiving party prior to receiving them from the disclosing party and were not received from a third party in breach of that third party's obligations of confidentiality; or (v) are independently developed by the receiving party without the use of Proprietary Information of the disclosing party.

9.5 Each party shall maintain the confidentiality of the other party's Proprietary Information and will not use or disclose such Proprietary Information without the prior written consent of the other party. Notwithstanding the foregoing, either party may disclose the other's Proprietary Information to its affiliates, agents, and other third parties on a need-to-know basis, provided that such parties are under a similar obligation to maintain the confidentiality of such Proprietary Information.
9.6 Further, each party may disclose the other's Proprietary Information in a judicial or quasi-judicial proceeding when required to do so by law when responding to a subpoena, deposition notice or similar judicial or governmental demand; in such situations, however, the party being requested to disclose the other's Proprietary Information shall endeavor to provide notice to the other party whereby the other party may intervene in the proceeding, if it wishes, and endeavor to prevent such disclosure. Additionally, each party may disclose the other's Proprietary Information to the various regulatory agencies having jurisdiction over the disclosing party.

9.7 Notwithstanding any contrary provision of this Agreement, as long as each party protects the Proprietary Information of the other, neither the exposure to the other party's Proprietary Information, nor its ownership of work products, shall prevent either party from using ideas, concepts, expressions, know-how, skills and experience possessed by either party prior to its association with the other party or developed by either party during its association with the other party, so long as the Proprietary Information of the other party is not used.

9.8 All capitalized terms used in this subsection and not otherwise defined shall have the meanings set forth in the Federal "Privacy of Consumer Financial Information" Regulation (12 CFR Part 40), as amended from time to time (the "Privacy Regulation"), issued pursuant to Section 504 of the Gramm-Leach-Bliley Act (15 U.S.C. 6801 et seq.). The parties acknowledge that the Privacy Regulation governs disclosures of nonpublic personal information about consumers.

                  a. TERI hereby represents and warrants as follows with respect to any Nonpublic Personal Information released to TERI by Bank One

                           (A) TERI controls access to the network on which any such Nonpublic Personal Information is stored, through the compliance with and utilization of its information security measures which restrict access; and

                           (B) TERI's information security measures are consistent with Bank One's Information Security Standards, a copy of which are attached hereto as Exhibit E.

                  b.       TERI hereby agrees that it shall:

                           (A) Comply with the terms and provisions of the Privacy Regulation, including, without limitation, the provisions regarding the sharing of Nonpublic Personal Information (as defined in the Privacy Regulation);

                           (B) Not disclose or use any Nonpublic Personal Information that it obtains from Bank One except to carry out the purposes for which Bank One provided such Nonpublic Personal Information, or as otherwise permitted by the Privacy Regulation and other applicable laws;

                           (C) Comply with Bank One's Information Security Standards;

                           (D) Not make any changes to its security measures that would increase the risk of an unauthorized access; and

                           (E) Not disclose any Nonpublic Personal Information disclosed to TERI by Bank One to any other entity, except as follows:

                                 (1)      To Bank One's Affiliates, with the
                                          prior consent of Bank One.

                                 (2) To TERI's affiliates, provided, that its affiliates may, in turn, disclose and use the information only to the extent that TERI may disclose and use the information;

                                 (3) To an unaffiliated third party, in the ordinary course of business in order to carry out the activity for which the information was disclosed to TERI pursuant to one of the following exceptions to the Privacy Regulation:

                                          (i) as necessary to effect, administer
                                          or enforce a transaction that a
                                          consumer requests or authorizes;

                                          (ii) in connection with servicing or
                                          processing a financial product or
                                          service that a consumer requests or
                                          authorizes, or maintaining or
                                          servicing the consumer's account with
                                          Bank One;

                                          (iii) with the consent or at the
                                          direction of the consumer; or

                                          (iv) to protect the confidentiality or
                                          security of Bank One's records
                                          pertaining to the consumer, service,
                                          product or transaction; to protect
                                          against or prevent actual or potential
                                          fraud, unauthorized transactions,
                                          claims or other liability; for
                                          required institutional risk control;
                                          for resolving consumer disputes or
                                          inquiries; to persons holding a legal
                                          or beneficial interest relating to the
                                          consumer, or acting in a fiduciary or
                                          representative capacity on behalf of
                                          the consumer; to provide information
                                          to insurance rate advisory
                                          organizations, guaranty funds or
                                          agencies, or Bank One's attorneys,
                                          accountants and auditors; to the
                                          extent specifically permitted or
                                          required under other provisions of
                                          law, to law enforcement agencies, a
                                          state insurance authority,
                                          self-regulatory organizations or for
                                          an investigation on a matter related
                                          to public safety; to a consumer
                                          reporting agency in accordance with
                                          the Fair Credit Reporting Act; to
                                          comply with Federal, State or local
                                          laws, rules and other applicable legal
                                          requirements, or a properly authorized
                                          civil, criminal or regulatory
                                          investigation, or subpoena or summons;
                                          or to respond to judicial process or
                                          government regulatory authorities
                                          having jurisdiction over Bank One for
                                          examination, compliance or other
                                          purposes as authorized by law.

                  c. At any time, upon Bank One's request, TERI shall return to Bank One all Nonpublic Personal Information in its possession to which it is not entitled in its capacity as guarantor or owner of the loan. TERI agrees that money damages would not be a sufficient remedy for any breach of this Section and that Bank One shall be entitled to seek injunctive or other equitable relief to remedy or prevent any breach or threatened breach of this Section by TERI. Such remedy shall not be the exclusive remedy for any breach of this Section, but shall be in addition to all other rights and remedies available to Bank One at law or in equity. Finally, Bank One shall be under no obligation to take any action which, within Bank One's reasonable judgment, would constitute a violation of the Privacy Regulation or its internal privacy policies.

                  d. TERI shall permit Bank One to audit its operations for compliance with Bank One's Information Security Standards, upon reasonable notice from Bank One.

                  e. Notwithstanding any other term to the contrary contained herein, this Section regarding Privacy of Consumer Financial Information shall survive any termination, cancellation, expiration and/or rescission of this Agreement.

9.9 Nothing herein will be construed to prohibit TERI from making, during or after the term of this Agreement, any use or disclosure of information concerning applicants or Borrowers so long as the identity of the applicant or Borrower, and the identity of Bank One as the lender, cannot be discerned by any third party to which such disclosure is made. Without limitation of the foregoing, TERI will be free to sell to The First Marblehead Corporation statistical abstracts of de-identified data based on the Loans guaranteed under this Agreement.

9.10 This Agreement may be executed in counterparts, all of which taken together shall constitute one and the same instrument.

Section 10:       INSURANCE

         TERI shall maintain insurance coverage of the types and in the amounts as set forth in Exhibit F.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

         IN WITNESS WHEREOF, TERI and Bank One have caused this instrument to be executed by their duly authorized officers under seal as of the day and year indicated above.


THE EDUCATION RESOURCES             BANK ONE, NATIONAL ASSOCIATION
INSTITUTE, INC.

By: /Ann S. Coles/                  By:  /Myra Busch Goetz/
    --------------------------           --------------------------------------

Print Name: Ann S. Coles            Print Name: Myra Busch Goetz
            ------------------                  -------------------------------

Title: Acting President             Title: Vice President, Education Lending
       -----------------------             ------------------------------------

TABLE OF EXHIBITS AND SCHEDULES

Exhibit A: Underwriting, Origination and Loan Term Guidelines for EDUCATION ONE K-12 Loan Program, EDUCATION ONE Undergraduate Loan Program, EDUCATION ONE Graduate Loan Program, and EDUCATION ONE Continuing Education Loan Program

Exhibit B:        TERI Servicing Guidelines

Exhibit C:        Forms of Application and Promissory Note

Exhibit D:        Form of Truth-in-Lending Disclosure

Exhibit E:        Bank One Information Security Standards

Exhibit F:        Insurance Requirements


Schedule 3.3:     TERI Guaranty Payment Structure by Product

                                    EXHIBIT A

    UNDERWRITING, ORIGINATION AND LOAN TERM GUIDELINES FOR EDUCATION ONE K-12
      LOAN PROGRAM, EDUCATION ONE UNDERGRADUATE LOAN PROGRAM, EDUCATION ONE GRADUATE LOAN PROGRAM, AND EDUCATION ONE CONTINUING EDUCATION LOAN PROGRAM



                                      [**]

                                    EXHIBIT B

                            TERI SERVICING GUIDELINES



                                      [**]

                                    EXHIBIT C

                    FORMS OF APPLICATION AND PROMISSORY NOTE



                                      [**]

                                    EXHIBIT D

                       FORM OF TRUTH-IN-LENDING DISCLOSURE



                                      [**]

                                    EXHIBIT E

                     BANK ONE INFORMATION SECURITY STANDARDS



                                      [**]

                                    EXHIBIT F

                             INSURANCE REQUIREMENTS



                                      [**]

                                  SCHEDULE 3.3

                   TERI GUARANTY PAYMENT STRUCTURE BY PRODUCT



                                      [**]

                        AMENDMENT dated November 1, 2002
                                     to the
                               GUARANTY AGREEMENT

                                     between
                     THE EDUCATION RESOURCES INSTITUTE, INC.
                                       and
                                 BANK ONE, N.A.

This Amendment Agreement is entered into as of the 1st day of November, 2002 by and between Bank One, N.A. (the "Lender"), and The Education Resources Institute, Inc. ("TERI") with regard to the Guaranty Agreement between the Lender and TERI executed on April 18, 2002 (the "Guaranty Agreement").

WHEREAS, pursuant to the terms of the Guaranty Agreement, TERI provides guaranties of education loans made by the Lender; and

WHEREAS, TERI and Lender desire to improve the customer service, collection strategies and pricing that they offer to borrowers; and

WHEREAS, such improvements are only possible through the reasonably prudent management of the risks imposed on TERI as a guarantor of borrowers under the Guaranty Agreement, which necessitates the provision of regular and complete loan performance information to TERI by Lender; and

WHEREAS, as a loan guarantor, TERI is permitted under Regulation P of the Federal Reserve Board and other applicable law to receive and process such information on its own authority and not merely as a delegate or agent of Lender.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, it is hereby agreed as follows:

1. The following paragraph will be added to Section 3.5 of the Guaranty
Agreement:

                           LENDER will cause its loan servicer to provide a
                  monthly report containing the information set forth on Exhibit B hereto at TERI's expense; TERI shall arrange directly with the loan servicer to receive the report and negotiate any necessary fee. Any other reporting or information shall be provided upon TERI's agreement to reimburse LENDER or its servicer for its incremental cost of such report.

2. A new Exhibit B will be added to the Guaranty Agreement, which shall read as set forth in Exhibit B attached hereto.

IN WITNESS WHEREOF, the parties hereto by their duly authorized representatives have executed this Amendment as of the date first written above.

THE EDUCATION RESOURCES                     BANK ONE, N.A.
INSTITUTE, INC.


By: /Lawrence W. O'Toole/                   By: /Myra Busch Goetz/
    ----------------------------                ----------------------------
Name:    Lawrence W. O'Toole                Name:    Myra Busch Goetz
         -----------------------                     -----------------------
Title: President                            Title: Vice President
       -------------------------                     -------------------------

                                    EXHIBIT B

                           SERVICER DATA REQUIREMENTS



                                      [**]

                               EXTENSION AGREEMENT


         This Extension Agreement ("Agreement") is entered into by and among Bank One, National Association, ("Bank One"), The First Marblehead Corporation, a Delaware Corporation ("FMC"), and The Education Resources Institute, Inc. ("TERI"), a Massachusetts not-for-profit corporation, and amends the Education One Loan Program Agreements (as hereinafter defined). This Agreement is dated as of November 1, 2002.

                                    WITNESSES

         WHEREAS, FMC and Bank One have entered into that certain Amended and Restated Note Purchase Agreement dated as of May 1, 2002 (the "NPA"); and

         WHEREAS, Bank One and TERI have entered into that certain Amended and Restated Guaranty Agreement dated as of April 18, 2002 and effective as of the Conversion Date (as defined therein) (the "Guaranty Agreement"); and

         WHEREAS, Bank One and TERI have entered into that certain Amended and Restated Loan Origination Agreement dated as of May 1, 2002 (the "LOA"); and

         WHEREAS, the NPA, Guaranty Agreement and LOA are hereinafter referred to as the "Education One Loan Program Agreements."

         NOW THEREFORE, in consideration of these presents and the covenants contained herein, the parties hereto hereby agree as follows:

1. NPA EXTENSION.

         (a) The term of the NPA is hereby extended by amending the second paragraph of Section 10.01 to read as follows:

         "Provided that the Guaranty Agreement remains in effect, this Agreement shall remain in full force and effect to and including April 30, 2007, and thereafter shall renew for additional one year terms unless either party gives written notice of termination at least 60 days prior to the then-effective expiration date."

         (b) The first clause in the last sentence of section 2.01 is amended to read:

         "For the first six (6) years of this Agreement,"


2. EXTENSION OF GUARANTY AGREEMENT. TERI and Bank One agree that the Guaranty Agreement is hereby extended by amending the first sentence of Section 8.12 to read:

         "The initial term of this Agreement shall commence on the Conversion Date, and shall continue through April 30, 2007."

3. LOA. Bank One and TERI agree that LOA requires no further amendment, as it is coterminous with the Guaranty Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers as of the date above first written.

BANK ONE, NATIONAL ASSOCIATION



By:      /Myra Busch Goetz/
   --------------------------------
Its: Vice President

THE EDUCATION RESOURCES INSTITUTE, INC.



By:      /Lawrence W. O'Toole
   --------------------------------
Its: President


THE FIRST MARBLEHEAD CORPORATION



By:      /Ralph James/
   --------------------------------
Its: President

                                    AMENDMENT
                                       to
                               PROGRAM AGREEMENTS

                                 BANK ONE, N.A.
                          (EDUCATION ONE LOAN PROGRAM)

This Amendment is entered into as of the 1st day of April, 2003 by and between Bank One, N.A., (the "Lender"), The First Marblehead Corporation ("FMC"), and The Education Resources Institute, Inc. ("TERI") with regard to the Guaranty Agreement between Lender and TERI dated May 13, 2002 (the " Guaranty Agreement"), the Loan Origination Agreement between the same parties dated May 13, 2002 (the "Loan Origination Agreement") and a Note Purchase Agreement between Lender and FMC dated May 1, 2002. Capitalized terms used herein without definition have the meaning set forth in the Guaranty Agreement.

WHEREAS, TERI, FMC and Lender desire to adopt new program terms for the 2003-2004 program year;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, it is hereby agreed as follows:

1. PRICING. TERI and the Lender hereby amend and restate Schedule 3.3 to the Guaranty Agreement by adopting the Schedule 3.3 attached hereto as Exhibit A.

2. PROGRAM GUIDELINES. TERI and the Lender hereby amend and restate the Program Guidelines by adopting the Program Guidelines attached hereto as Exhibit B1. Differences between the new and old Program Guidelines are shown in blackline in Exhibit B2. Promissory notes and the Truth-in-Lending Disclosure for program year 2003-04 for the Education One program shall be agreed to by the parties in separate writings (which may take the form of e-mail correspondence).

3. PURCHASE PRICE. The Lender and FMC hereby amend and restate Section 2.04 of the Note Purchase Agreement to read in its entirety as set forth on Exhibit C attached hereto.

4. TRANSITION. This Amendment shall be effective for each Program loan for which applications are received on or after a date set by TERI by notice delivered to Lender as soon as reasonably possible.

5. FULL FORCE AND EFFECT. As amended herein, the Guaranty Agreement, Loan Origination Agreement, and Note Purchase Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto by their duly authorized representatives have executed this Amendment as of the date first written above.

THE EDUCATION RESOURCES                     BANK ONE, N.A.
INSTITUTE, INC.


By:      /Lawrence W. O'Toole/              By:      /Myra Busch Goetz/
   -------------------------------             ------------------------------
Name:    Lawrence W. O'Toole                Name:    Myra Busch Goetz
     -----------------------------               ----------------------------
Title:   President                          Title:   Vice President
      ----------------------------                ---------------------------


THE FIRST MARBLEHEAD CORPORATION


By:      /Ralph James/
   -----------------------------
Name:    Ralph James
--------------------------------
Title:   President
--------------------------------

TABLE OF EXHIBITS

Exhibit A                  Schedule 3.3

Exhibit B1                 Program Guidelines

Exhibit B2                 Blackline of Program Guidelines

Exhibit C                  Section 2.04 Minimum Purchase Price

                                    EXHIBIT A

          SCHEDULE 3.3 TO GUARANTY AGREEMENT BETWEEN TERI AND BANK ONE

    Bank One ED ONE Product: TERI Guarantee Fee Payment Structure by Program


                                      [**]

                                   EXHIBIT B1






                     UNDERWRITING, ORIGINATION AND LOAN TERM
                     ---------------------------------------

                                 GUIDELINES FOR:
                                 --------------



                                    BANK ONE
                                    --------

                                   K-12 LOANS
                               UNDERGRADUATE LOANS
                                 GRADUATE LOANS
                           CONTINUING EDUCATION LOANS







                     THE EDUCATION RESOURCES INSTITUTE, INC.
                                330 Stuart Street
                                Boston, MA 02116

                                      [**]

                                   EXHIBIT B2




                     UNDERWRITING, ORIGINATION AND LOAN TERM

                                 GUIDELINES FOR:



                                    BANK ONE

                                   K-12 LOANS
                               UNDERGRADUATE LOANS
                                 GRADUATE LOANS
                           CONTINUING EDUCATION LOANS







                     THE EDUCATION RESOURCES INSTITUTE, INC.
                                330 Stuart Street
                                Boston, MA 02116

                                      [**]

                                    EXHIBIT C

                          2.04. MINIMUM PURCHASE PRICE.




                                      [**]

                         AMENDMENT TO PROGRAM AGREEMENTS
                 (BANK ONE'S CORPORATE ADVANTAGE LOAN PROGRAMS)

         This Amendment to Program Agreements (this "Amendment") amends the Program Agreements, as defined below, entered into by and among Bank One, National Association ("Bank One"), The First Marblehead Corporation ("FMC"), The Education Resources Institute, Inc. ("TERI"), and U.S. Bank, N.A. This Amendment is dated as of May 1, 2003.

                               W I T N E S S E T H

         WHEREAS, Bank One desires to offer its Education One loan products with reduced borrower fees to corporate employee and affinity groups; and

         WHEREAS, the parties hereto agree that such loans will be originated, guaranteed, and purchased under the Program Agreements (as defined below), as modified for such loans in this Amendment;

         NOW, THEREFORE, in consideration of these presents and the covenants contained herein, the parties hereto hereby agree as follows:

I. DEFINITIONS.

"Corporate Advantage Loan Programs" shall mean any program (a) offered under the Education One Program Guidelines, as amended from time to time, but involving the discounted consumer pricing set forth in Schedule 3.3 attached hereto, and
(b) marketed by Bank One and its corporate partners, including any corporate or affinity groups proposed by Bank One to TERI to which TERI consents in writing. Corporate Advantage Loan Program partners approved by TERI are shown on Exhibit C attached hereto. The parties intend to update Exhibit C as new Corporate Advantage partners are added by Bank One with the consent of TERI.

"Deposit and Security Agreement" means that certain agreement bearing that name entered into by and among Bank One, FMC, TERI, and State Street Bank and Trust Company (n/k/a U.S. Bank, N.A.) dated as of April 30, 2001, as amended.

"Guaranty Agreement" means that certain amended and restated agreement bearing that name entered into by and between Bank One and TERI dated as of May 13, 2002, as amended.

"Loan Origination Agreement" means that certain amended and restated agreement bearing that name entered into between Bank One and TERI dated as of May 13, 2002, as amended.

"Note Purchase Agreement" means that certain amended and restated agreement bearing that name by and between FMC and Program Lender dated as of May 1, 2002, as amended.

"Program Agreements" means the Guaranty Agreement, the Loan Origination Agreement, the Note Purchase Agreement, and the Deposit and Security Agreement, all as heretofore amended and as heretofore extended pursuant to an Extension Agreement dated November 1, 2002, and including all Exhibits and Schedules thereto, including, without limitation, the Program Guidelines.

"Program Guidelines" shall mean the document of that name, as amended from time to time, attached to and made a part of the Guaranty Agreement.

II. AMENDMENTS

A. Generally. Bank One hereby represents and warrants that the marketing of the Corporate Advantage Loan Programs by Bank One and its corporate partners shall comply with all applicable federal and state laws and regulations. The foregoing representation and warranty is hereby made a part of each of the Program Agreements and any breach of the foregoing representation and warranty shall be subject to indemnification as set forth in the applicable Program Agreement.

B. Program Agreements. All Program Agreements are hereby amended to include the above definition of "Corporate Advantage Loan Programs" and in each Program Agreement, the definitions of "Education One Program" and "Program" shall include Corporate Advantage Loan Programs, with the modifications herein that apply to such programs. Each definition of "Loans" or "Education One Loans" in the Program Agreements shall include loans made under the Corporate Advantage Loan Programs, as specified herein.

C. GUARANTY AGREEMENT.

         1. With respect to all Corporate Advantage Loan Programs, an additional Schedule 3.3 is added to the Guaranty Agreement in the form of Schedule 3.3 attached hereto.

         2. "Promissory Notes" shall include the notes attached hereto as Exhibit A, as each shall be amended from time to time under
                  Section 3.2 of the Guaranty Agreement.

         3. Section 3.2 of the Guaranty Agreement is hereby amended by adding the following:

                  "Upon TERI's request, Bank One will submit to TERI sample copies of promotional and marketing materials used in connection with the Corporate Advantage Loan Programs. No such delivery of materials shall constitute or be construed as a representation or warranty by TERI that such materials comply with applicable law or with Bank One's obligations under this Agreement, and no such delivery shall excuse Bank One's performance of any of its obligations under this Agreement."

D. LOAN ORIGINATION AGREEMENT. With respect to the Corporate Advantage Loan Program, all marketing materials shall direct applicants to a web site created by Bank One for the particular corporate or affinity group in question. Bank One shall have full responsibility for hosting, supporting, and maintaining such web sites and for ensuring that Corporate

         Advantage Loan Program borrowers are directed to the proper web site and no other web site to apply for their loan. Bank One shall also ensure that such web sites interface with TERI's web application system in a manner directed by TERI to obtain correct fulfillment.

E. NOTE PURCHASE AGREEMENT. In the Note Purchase Agreement, Section 2.04 is amended by adding Section 2.04 attached hereto for Corporate Advantage Loan Programs.

F. DEPOSIT AND SECURITY AGREEMENT. The Deposit and Security Agreement shall apply to all Corporate Advantage Loan Program loans guaranteed under the Guaranty Agreement.

G. SERVICING AGREEMENT The obligations of FMC under this Amendment are conditioned upon FMC and PHEAA entering into a Supplement to Alternative Servicing Agreement substantially in the form attached hereto as Exhibit B.

H. In all other respects, the Program Agreements are hereby ratified and confirmed and shall remain in full force and effect.


       IN WITNESS WHEREOF, the parties hereto have caused this Instrument to be executed as of the date above first written.

                                 THE EDUCATION RESOURCES INSTITUTE,  INC.

                                 By:      /Lawrence W. O'Toole/
                                    ------------------------------------
                                 Its: President

                                 BANK ONE, N.A.

                                 By:      /Myra Busch Goetz/
                                    ------------------------------------
                                 Its: Vice President

                                 THE FIRST MARBLEHEAD CORPORATION

                                 By:      /Ralph James/
                                    ------------------------------------
                                 Its: President


                                 US BANK, N.A.

                                 By:      /Vaneta Bernard/
                                    ------------------------------------
                                 Its: Vice President

                                TABLE OF EXHIBITS



Schedule 3.3               Guaranty Fees and Loan Pricing

Schedule 2.04              Revised Section 2.04 of the Note Purchase Agreement

Exhibit A                  Promissory Notes

Exhibit B                  Supplement to Alternative Servicing Agreement

Exhibit C                  Corporate Advantage Partners Approved by TERI

          SCHEDULE 3.3 TO GUARANTY AGREEMENT BETWEEN TERI AND BANK ONE

                                      [**]

                                 SCHEDULE 2.04.
                             MINIMUM PURCHASE PRICE.
                             ----------------------

                                      [**]

                                    EXHIBIT A

                                PROMISSORY NOTES

                                      [**]

                                    EXHIBIT B

                              SERVICING SUPPLEMENT

                                  SUPPLEMENT TO
                         ALTERNATIVE SERVICING AGREEMENT
                                     BETWEEN
                 PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
                                       AND
                        THE FIRST MARBLEHEAD CORPORATION

                                      [**]

                                    EXHIBIT C

                  CORPORATE ADVANTAGE PARTNERS APPROVED BY TERI

                                      [**]

                     FOURTH AMENDMENT TO PROGRAM AGREEMENTS
                        (BANK ONE'S PARENT LOAN PROGRAMS)

         This Fourth Amendment to Program Agreements (this "Amendment") amends the Program Agreements, as defined below, entered into by and among Bank One, National Association ("Bank One"), The First Marblehead Corporation ("FMC"), The Education Resources Institute, Inc. ("TERI"), and U.S. Bank, N.A. This Amendment is dated as of November 1, 2003.

                               W I T N E S S E T H

         WHEREAS, the Program Agreements have previously been amended in an Extension Agreement for the Education One program dated November 1, 2002, an Amendment to Program Agreements for program year 2003-04 for the Education One program, dated April 1, 2003, and an Amendment to Program Agreements (Corporate Advantage Program), dated May 1, 2003 (collectively, "Prior Amendments"); and;

         WHEREAS Bank One desires to offer a new Education One loan product on a trial basis to parents of undergraduate and graduate students; and

         WHEREAS, the parties hereto agree that such loans will be originated, guaranteed, and purchased under the Program Agreements (as defined below), as modified for such loans in this Amendment;

         NOW, THEREFORE, in consideration of these presents and the covenants contained herein, the parties hereto hereby agree as follows:

I. DEFINITIONS.

"Parent Loan Program" shall mean the program (a) offered under the Education One Program Guidelines (Education One Parent Loans) attached hereto as Exhibit A, as amended from time to time ("Parent Loan Program Guidelines"), (b) involving the pricing set forth in Schedule 3.3 attached hereto, (b) marketed by Bank One to pre-screened applicants according to the prescreen criteria in the "Parent Only Loan for Ed One: Pilot Program" attached hereto as Exhibit B ("Prescreen Criteria"); and (4) documented on the promissory note forms attached hereto as Exhibit C, as amended from time to time ("Parent Promissory Notes").

"Deposit and Security Agreement" means that certain agreement bearing that name entered into by and among Bank One, FMC, TERI, and State Street Bank and Trust Company (n/k/a U.S. Bank, N.A.) dated as of April 30, 2001, as previously amended.

"Guaranty Agreement" means that certain amended and restated agreement bearing that name entered into by and between Bank One and TERI dated as of May 13, 2002, as previously amended.

"Loan Origination Agreement" means that certain amended and restated agreement bearing that name entered into between Bank One and TERI dated as of May 13, 2002, as previously amended.

"Note Purchase Agreement" means that certain amended and restated agreement bearing that name by and between FMC and Program Lender dated as of May 1, 2002, as previously amended.

"Parent Loan Notes" means notes evidencing loans made under the Parent Loan Program

"Program Agreements" means the Guaranty Agreement, the Loan Origination Agreement, the Note Purchase Agreement, and the Deposit and Security Agreement, all as heretofore amended and extended in the Prior Amendments, and including all Exhibits and Schedules thereto, including, without limitation, the Program Guidelines.

II. Amendments

A. GENERALLY. Bank One hereby represents and warrants that the marketing of the Parent Loan Program by Bank One shall comply with all applicable federal and state laws and regulations. The foregoing representation and warranty is hereby made a part of each of the Program Agreements and any breach of the foregoing representation and warranty shall be subject to indemnification as set forth in the applicable Program Agreement.

B. PROGRAM AGREEMENTS. All Program Agreements are hereby amended to include the above definition of "Parent Loan Program" and in each Program Agreement, the definitions of "Education One Program" and "Program" shall include the Parent Loan Program, with the modifications herein that apply to the Parent Loan Program.

C.       GUARANTY AGREEMENT. In the Guaranty Agreement:

         1.       With respect to the Parent Loan Program, an additional
                  Schedule 3.3 is added to the Guaranty Agreement in the form of
                  Schedule 3.3 attached hereto.

         2.       "Loan" shall include loans made under the Parent Loan Program.

         2.       "Promissory Notes" shall include the Parent Promissory Notes.

         3.       "Program Guidelines" shall include the Parent Loan Program
                  Guidelines.

D. Loan Origination Agreement. With respect to the Parent Loan Program, all marketing materials shall direct applicants to a web site created by Bank One for that particular loan program. Bank One shall have full responsibility for hosting, supporting, and maintaining such web site and for ensuring that Parent Loan Program borrowers are directed to the proper web site and no other web site to apply for their loan. Bank One shall also ensure that such web site interfaces with TERI's web application system in a manner directed by TERI to obtain correct fulfillment.

E.       Note Purchase Agreement. In the Note Purchase Agreement:

         1.       In Article I, definitions:

                  a. The definition of "EDUCATION ONE Loan" is amended to include those loans made under the Parent Loan Program that (a) conform to the requirements of the Program Guidelines at the time the loans were made,
                           (b) are serviced by the Servicer (as defined in the Note Purchase Agreement) in accordance with the Program Guidelines, and (c) are covered by and subject to all the benefits of the Guaranty Agreement.

                  b. The definition of "EDUCATION ONE Notes" is amended to include Parent Loan Notes.

                  c. The definition of "EDUCATION ONE Pool" is amended to include Seasoned Loans that are Parent Loan Notes purchased and pledged or intended to be purchased and pledged as collateral in a particular Securitization Transaction.

         2. Section 2.04 is amended by adding Section 2.04 attached hereto for the Parent Loan Program.

F. DEPOSIT AND SECURITY AGREEMENT. The Deposit and Security Agreement shall apply to all Parent Loan Program loans guaranteed under the Guaranty Agreement.

G. In all other respects, the Program Agreements are hereby ratified and confirmed and shall remain in full force and effect.


       IN WITNESS WHEREOF, the parties hereto have caused this Instrument to be executed as of the date above first written.

                                 THE EDUCATION RESOURCES INSTITUTE,  INC.

                                 By:      /Michael Gambee/
                                    --------------------------------
                                 Its: Treasurer

                                 BANK ONE, N.A.

                                 By:      /Patrick Conner/
                                    --------------------------------
                                 Its: EVP

                                 THE FIRST MARBLEHEAD CORPORATION

                                 By:      /Ralph James/
                                    --------------------------------
                                 Its: President

                                 US BANK, N.A.

                                 By:      /Vaneta I. Bernard/
                                    --------------------------------
                                 Its: Vice President

                                TABLE OF EXHIBITS



Schedule 3.3              Guaranty Fees and Loan Pricing for Parent Loan Program

Schedule 2.04 Section 2.04 of the Note Purchase Agreement for the Parent Loan Program

Exhibit A                 Parent Loan Program Guidelines

Exhibit B                 Prescreen Criteria for Parent Loan Program

Exhibit C                 Promissory Notes for Parent Loan Program

Exhibit D                 Supplement to Alternative Servicing Agreement

          SCHEDULE 3.3 TO GUARANTY AGREEMENT BETWEEN TERI AND BANK ONE

                       FOR BANK ONE'S PARENT LOAN PRODUCT
                 (THIS SCHEDULE 3.3 IS IN ADDITION TO, AND DOES
                   NOT REPLACE, OTHER SCHEDULE 3.3S IN EFFECT
                     FOR THE EDUCATION ONE PROGRAM UNDER THE
                              GUARANTY AGREEMENT.)

                                      [**]

                                 SCHEDULE 2.04.
                             MINIMUM PURCHASE PRICE.
                             ----------------------

                                      [**]

                                    EXHIBIT A

                         PARENT LOAN PROGRAM GUIDELINES


                                      [**]

                                    EXHIBIT B

                   PRESCREEN CRITERIA FOR PARENT LOAN PROGRAM


                                      [**]

                                    EXHIBIT C

                    PROMISSORY NOTES FOR PARENT LOAN PROGRAM


                                      [**]

                                 FIFTH AMENDMENT
                                       to
                               PROGRAM AGREEMENTS

                                 BANK ONE, N.A.
                          (EDUCATION ONE LOAN PROGRAM,
                 including the CORPORATE ADVANTAGE LOAN PROGRAM)

This Fifth Amendment to Program Agreements (this "Amendment") is entered into as of the 1st day of March, 2004 by and between Bank One, N.A., ("Bank One") and The Education Resources Institute, Inc. ("TERI") with regard to the Guaranty Agreement between Bank One and TERI dated May 13, 2002 (the " Guaranty Agreement"). Capitalized terms used herein without definition have the meaning set forth in the Guaranty Agreement.

WHEREAS, documents for the Program have been previously amended in an Extension Agreement for the Education One program dated November 1, 2002; an Amendment to Program Agreements for program year 2003-04 for the Education One program, dated April 1, 2003; and an Amendment to Program Agreements (Corporate Advantage Program), dated May 1, 2003; and the Fourth Amendment to Program Agreements (Bank One's Parent Loan Programs);

WHEREAS, TERI and Bank One desire to adopt new program terms for the 2004-2005 program year for the Education One Loan Program (including the Corporate Advantage Loan Program);

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, it is hereby agreed as follows:

1. Pricing. TERI and Bank One hereby amend and restate Schedule 3.3 to the Guaranty Agreement by adopting the Schedule 3.3 attached hereto as Exhibit A. The attached Schedule 3.3 does not apply to the Bank One Parent Loan program, which is documented separately.

2. Program Guidelines. TERI and the Lender hereby amend and restate the Program Guidelines by adopting the Program Guidelines attached hereto as Exhibit B.

3. Transition. This Amendment shall be effective for each Program loan for which applications are received on or after a date set by TERI by notice delivered to Lender as soon as reasonably possible.

4. Full Force and Effect. As amended herein, the Guaranty Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto by their duly authorized representatives have executed this Amendment as of the date first written above.

THE EDUCATION RESOURCES                     BANK ONE, N.A.
INSTITUTE, INC.

By:      /Lawrence W. O'Toole/              By:      /Patrick Conner/
   --------------------------------            --------------------------------
Name:    Lawrence W. O'Toole                Name:    Patrick Conner
     ------------------------------              ------------------------------
Title:   President                          Title:   EVP
      -----------------------------               -----------------------------

TABLE OF EXHIBITS

Exhibit A                  Schedule 3.3

Exhibit B                  Program Guidelines

                                    EXHIBIT A

                                  SCHEDULE 3.3

                                      [**]

                                    EXHIBIT B

                               PROGRAM GUIDELINES

                                      [**]





























                                       2